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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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
 Date of Report (Date of earliest event reported): October 22, 1998 (October 7, 1998)
                                                   ----------------------------------
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                               THE SCOTTS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



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
                 OHIO                           1-11593                31-1414921
-------------------------------------       ----------------      ----------------------
    (State or other jurisdiction              (Commission             (IRS Employer
        of incorporation)                      File Number)         Identification No.)
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                  14111 SCOTTSLAWN ROAD, MARYSVILLE, OHIO 43041
         -------------------------------------------------------------
         (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code (937) 644-0011
                                                         --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                        Index to Exhibits is on Page 5.



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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              On October 7, 1998, Scotts France Holdings S.A.R.L. ("Scotts France Holdings") and Scotts France S.A.R.L. ("Scotts France"), wholly-owned indirect subsidiaries of The Scotts Company (the "Registrant") acquired all of the outstanding shares of Rhone-Poulenc Jardin ("RPJ"), from Rhone-Poulenc Agro ("RPA"), in a privately-negotiated transaction. The consideration paid and to be paid for the RPJ shares is comprised of: (a) 55 million French Francs paid on October 7, 1998; and (b) 496,856,800 French Francs to be paid on or before December 15, 1998. Scotts France Holdings acquired 359,900 of the RPJ shares and Scotts France acquired 100 of the RPJ shares.

              Also on October 7, 1998, Scotts Celaflor GmbH & Co. K.G. ("Scotts KG"), a wholly-owned indirect subsidiary of the Registrant, acquired all of the shares of Celaflor GmbH from Rhone-Poulenc Agro Europe GmbH ("RPAEG"), in a privately-negotiated transaction. The consideration to be paid for the Celaflor GmbH shares is comprised of: (a) 337 million French Francs to be paid on or before December 15, 1998; and (b) four installments of 21 million French Francs to be paid on October 1 of each of the years 1999 through 2002.

              Also on October 7, 1998, "David" Sechsundfunfzigste Beteiligungs und Verwaltungsgesellschaft GmbH (now known as Scotts Holding GmbH) ("Scotts GmbH"), a wholly-owned indirect subsidiary of the Registrant, acquired all of the shares of Celaflor Handelsgesellschaft from RPAEG, in a privately-negotiated transaction. The consideration for the Celaflor Handelsgesellschaft shares is 36 million French Francs to be paid on or before December 15, 1998.

              Also on October 7, 1998, Scotts Belgium 2 B.V.B.A. ("Scotts Belgium 2"), a wholly-owned indirect subsidiary of the Registrant, acquired from Rhone-Poulenc Agro S.A. ("RPA S.A.") the home and garden business of RPA S.A. in Belgium and the assets related thereto (the "Belgian Home and Garden Business"), in a privately-negotiated transaction. The consideration for the Belgian Home and Garden Business is 16 million French Francs to be paid on or before December 15, 1998.

              Each of the foregoing acquisitions was consummated in accordance with the terms of a Master Contract, dated September 30, 1998 (the "Master Contract"), among RPA, the Registrant, Scotts KG, Scotts GmbH, RPAEG, Scotts France Holdings, Scotts France and Scotts Belgium 2. On September 30, 1998, two transfer deeds were also signed between (1) Scotts KG and RPAEG for the transfer of the Celaflor GmbH shares and (2) Scotts GmbH and RPAEG for the transfer of the Celaflor Handelsgesellschaft shares. In addition, Scotts Belgium 2 and RPA S.A. were parties to a separate Agreement for the Sale and Purchase of the Home and Garden Business Assets of Rhone-Poulenc Agro S.A., dated September 30, 1998 (the "Belgian Purchase Agreement"), in respect of the sale of the Belgian Home and Garden Business. The consideration payable in the acquisitions is subject to adjustment in accordance with the terms of the respective agreements.

              Scotts France Holdings used, and Scotts France Holdings, Scotts France, Scotts KG, Scotts GmbH and Scotts Belgium 2 (collectively, the "Subsidiary Purchasers") will use, funds available under the Credit Agreement, dated February 26, 1998 (the "Credit Agreement"), to which the Registrant and the Subsidiary Purchasers are parties, in order to pay the respective amounts payable under the terms of the Master Contract and the Belgian Purchase Agreement. The contractual obligations of the Subsidiary Purchasers to pay the remaining consideration on or before December 15, 1998 are backed by letters of credit issued under the Credit Agreement in favor of the respective sellers. The identity of the financial institutions which are parties to the Credit Agreement has been omitted as contemplated under Item 2(a) of Form 8-K and filed separately with the Securities and Exchange Commission.





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              RPJ, Celaflor GmbH, Celaflor Handelsgesellschaft and the Belgian
Home and Garden Business together comprise continental Europe's largest producer of consumer lawn and garden products. They manufacture and sell a full line of consumer lawn and garden pesticides, fertilizers and growing media in France, Germany, the Benelux countries, Austria, Italy and Spain.

              Neither the Registrant nor the Subsidiary Purchasers have any present intention to devote any material amount of the assets related to the operation of RPJ, Celaflor GmbH, Celaflor Handelsgesellschaft and the Belgian Home and Garden Business to purposes other than the production of consumer lawn and garden pesticides, fertilizers and growing media.

              The consummation of the acquisition of RPJ, Celaflor GmbH, Celaflor Handelsgesellschaft and the Belgian Home and Garden Business is described in the press release issued on October 7, 1998, which is included herewith as Exhibit 99.

              As a part of the purchase price, Scotts France Holdings, Scotts KG, Scotts GmbH and Scotts Belgium 2 have agreed to pay 156 million French Francs over a four-year period for access rights for specific research and development services to be provided by RPA. Funds available from operations or under the Credit Agreement will be used to make such purchase.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   Financial statements of businesses acquired:
                    --------------------------------------------

              It is impracticable for the Registrant to provide the financial statements required by this Item 7(a) at the time of this filing. The Registrant will file any required financial statements as soon as practicable under cover of Form 8-K/A but no later than December 21, 1998.

              (b)   Pro forma financial information:
                    -------------------------------

              It is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b) at the time of this filing.
The Registrant will file any required pro forma financial information as soon as practicable under cover of Form 8-K/A but no later than December 21, 1998.

              (c)   Exhibits.
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          EXHIBIT NUMBER                          DESCRIPTION
          --------------                          -----------

               2              Master Contract, dated September 30, 1998, by and between
                              Rhone-Poulenc Agro; The Scotts Company; Scotts Celaflor GmbH &
                              Co. K.G.; "David" Sechsundfunfzigste Beteiligungs und
                              Verwaltungsgesellschaft GmbH; Rhone-Poulenc Agro Europe GmbH;
                              Scotts France Holdings S.A.R.L.; Scotts France S.A.R.L.; and
                              Scotts Belgium 2 B.V.B.A. (the "Master Contract")

               99             Press Release issued October 7, 1998
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              Schedules to the Master Contract have not been filed. A list of the omitted Schedules has been attached to the Master Contract briefly identifying their content. The Registrant hereby agrees to furnish supplementally a copy of any omitted Schedule to the Securities and Exchange Commission upon its request.

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                                   SIGNATURES
                                   ----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                      THE SCOTTS COMPANY



Date:  October 22, 1998               By:  /s/ Jean H. Mordo
                                           ------------------------------------
                                           Jean H. Mordo, Executive Vice President and Chief
                                           Financial Officer
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                               INDEX TO EXHIBITS
                               -----------------


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          EXHIBIT NUMBER                       DESCRIPTION                                  PAGE NO.
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
               2              Master Contract, dated September 30, 1998, by and                *
                              between Rhone-Poulenc Agro; The Scotts Company;
                              Scotts Celaflor GmbH & Co. K.G.; "David"
                              Sechsundfunfzigste Beteiligungs und
                              Verwaltungsgesellschaft GmbH; Rhone-Poulenc Agro
                              Europe GmbH; Scotts France Holdings S.A.R.L.;
                              Scotts France S.A.R.L.; and Scotts Belgium 2
                              B.V.B.A.

               99             Press Release issued October 7, 1998                             *
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-------------------
  *Filed herewith







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